GENELUX

Redefining Immuno-Oncology

Corporate Presentation May 2024

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections, about Genelux Corporation ("Genelux," the "Company," "we," "us" or "our") that are based on the beliefs and assumptions of our management team, and on information currently available to such management team. These forward-looking statements include, but are not limited to, statements concerning: the expansion and advancement of our platform and pipeline and our approach and strategy related to the platform and pipeline; Olvi-Vec's potential utility and our plans and expectations for Olvi-Vec across various designs and indications; our expectations regarding the field of oncolytic viral immunotherapy; Olvi-Vec's potential to provide utility across multiple tumor types, and our expectations regarding our Phase 3 trial; the potential of our current and future pipeline to produce best-in-class drugs; our clinical trial strategy and design; our expectations regarding (i) the timing of our Phase 2 and Phase 3 clinical trials and (ii) our intellectual property rights under the Newsoara license agreement; our planned investments to meet worldwide clinical trial demand and facilitate our U.S. commercial launch; the commercial market opportunity for Olvi-Vec in the United States; our various commercial strategies for self-launching Olvi-Vec for ovarian cancer in the United States, including expected milestones related to clinical trials and commercial partnerships and collaborations; and our expectations regarding our cash operating runway, including funding from Newsoara. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact, contained in this presentation, including statements regarding future events, future financial performance, business strategy and plans, and objectives of ours for future operations, are forward-looking statements.

Although we do not make forward- looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks set forth under the heading "Risk Factors" in Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and in our other filings with the Securities Exchange Commission ("SEC"), which may cause our actual results, levels of activity, performance or achievements of and those of our industry to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on any forward-looking statement. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will" or "would," or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Except as required by law, Genelux does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

We have filed a registration statement (including a base prospectus) and will file a preliminary prospectus supplement with the SEC for the offering to which this presentation relates. Before you invest, you should read the base prospectus in that registration statement, the preliminary prospectus supplement related to the offering (when available) and other documents we have filed with the SEC for more complete information about the Company and the offering. You may get these documents for free by visiting EDGAR on the SEC website at: http://www.sec.gov. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This presentation discusses a product candidate that is under clinical study and which has not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of this product candidate for the use for which it is being studied.

Highlights

Olvi-Vec: late-stage Clinical Program focused on Platinum Resensitization in Multiple Indications

Ongoing pivotal Phase 3 trial in late-stage platinum resistant/refractory ovarian cancer (PRROC)
Ongoing Phase 1b/2 trial via systemic in recurrent small cell lung cancer (SCLC)
Planned Phase 2 trial via systemic in recurrent non-small cell lung cancer (NSCLC)

CHOICE™ Platform; Broad and Diverse Discovery Engine

Library with over 500 novel vaccinia strains and 110+ transgenes

Validating Strategic Partnership

Newsoara Biopharma (Greater China rights) has paid $11M to date and Genelux is eligible for additional development, regulatory and sales milestone payments and up to mid-double-digit percentages royalties on net sales

Focused Commercial Strategy

US launch in Ovarian Cancer initially; strategic partnerships for ex-US rights

Estimated Billion Dollar Plus Annual Market Opportunity

Potential well beyond ovarian and lung cancers in numerous settings via systemic administration

The Most Advanced Non-local Delivery Oncolytic Immunotherapy

Olvi-Vec: *7 Completed Clinical Trials (>150 Patients)*



Physician-preferred routes of delivery

- Regional and Systemic Administration to preferentially locate, colonize and destroy tumor cells, including metastatic disease
- IV therapy currently being used in small cell lung cancer Phase 1b/2 trial
- Potential utility in multiple cancers (demonstrated in 20 pre-clinical liquid & solid tumor models, e.g., ovarian, lung, breast, colon, kidney, prostate)



Antitumor Effect and Well Tolerated

- Strong data in Phase 1b/2 trial in platinum-resistant/refractory ovarian cancer
- No Maximum Tolerated Dose (MTD) observed
- In Ovarian Cancer trial, catheter placement is prior to chemotherapy, with removal 2 days after initial placement



Ideal Backbone of Combination Therapy

- Turns tumors "hot" by localized inflammation and induction of the influx of tumor infiltrating lymphocytes (TILs)
- Positively modulates anti-tumor pathways in tumor microenvironment
- Potential to use with various modalities including in patients who failed platinum-based chemotherapy in multiple tumor types

Program Builds on Completed Trials to Exploit Competitive Advantages

3 Upcoming Trial Readouts have Potential to Redefine:

- *Therapy (platinum resensitization in multiple indications)*
- *Modality (systemic administration of an oncolytic virus)*

Olvi-Vec	Indication	Design	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones	Collaborators
Regional Route	***Ovarian Cancer*** *(platinum-resistant/ refractory)*	*Olvi-Vec (i.pe)* ***+Platinum-based regimen***	*Ph3 OnPrime/GOG-3076 Study Actively Enrolling* (Received FDA Fast Track Designation)				*Topline results expected in 2H, 2025*	GOG FOUNDATION *(Cooperative Group)*
Systemic Route	***Non-Small Cell Lung Cancer*** *(recurrent/platinum-ICI failure)*	*Olvi-Vec (IV)* ***+Platinum/Checkpoint inhibitor-based regimen***	*Ph2 Regulatory Submission*				*Expected to initiate in 1H, 2024*	
	Small Cell Lung Cancer *(recurrent/platinum failure)*	*Olvi-Vec (IV)* ***+Platinum-based regimen***	*Ph1b/2 Enrolling*				*Expected interim readout in 2H, 2024*	NEWSOARA *(Greater China)*
	Ovarian Cancer *(recurrent/platinum failure)*	*Olvi-Vec (IV)* ***+Platinum-based regimen***	*Ph1b/2 Regulatory Submission*					
	Non-Small Cell Lung Cancer *(recurrent/platinum-ICI failure)*	*Olvi-Vec (IV)* ***+Platinum/Checkpoint inhibitor-based regimen***	*Planned*					
	Pancreatic Cancer *(recurrent)*	*Olvi-Vec (IV)* ***+Adoptive Cell Therapy***	*Regulatory Submission*					VACT THERAPEUTICS *(Worldwide Rights Ex-Greater China)*

Olvi-Vec Seeks to Unleash Immune System Against Cancer

Key Takeaways

Olvi-Vec is being developed as a robust immune modulator that utilizes a triple mode of action to mount a personalized attack against cancer cells throughout the body and aims to:

- Selectively replicate in tumors to kill cancer cells directly, including cancer stem cells
- Enhance (neo)antigen presentation and stimulates a tumor-specific immune response
- Convert tumor microenvironment from immunosuppressive (cold state) to immunoreactive (hot state)

Olvi-Vec
viral infection

Oncolysis and release of tumor (neo)antigens

Innate Immune Activation

- Increase Type I IFNs
- Increase DAMPs / PAMPs

Adaptive Immune Activation

- APCs present (neo)antigens
- T-cell activation & cytotoxicity
- Anti-tumor immune memory



PAMPs - Pathogen-associated Molecular Patterns
DAMPs - Damage-associated Molecular Patterns

'Cold' tumor before Olvi-Vec

- No or relatively low number of immune effector cells
- Relatively high number of immune suppressor cells

'Hot' tumor following Olvi-Vec immunotherapy

- Increase of proinflammatory cytokines/chemokines
- Influx of CD8+ effector T cells
- M2 to M1 transition of tumor-associated macrophages
- Decrease of immune suppression
- Changes of tumor gene expression profile
- Immunogenic tumor cell death
- Vascular collapse

Olvi-Vec-Primed Immunochemotherapy: Reversing Platinum Resistance

Pro-therapeutic gene expression
[VIRO-15 Monotherapy Data]

- Positive regulation of T-cell activating and trafficking[1]
- Expression profiles (e.g., STAT1) correlated to better prognosis[2]
- Promotion of sensitization[3] / response to chemotherapy[4]

Olvi-Vec-Induced Hot Tumor



ABSENCE OF EFFECTOR T CELLS
PRESENCE OF EFFECTOR T CELLS
FIBROBLAST
cystine
cysteine
GSH
IFNγ
cisplatin
High GSH
Low GSH
Platinum resistant
Platinum sensitive
CANCER

"Prime & Boost"

Chemotherapy synergy

- Immunogenic cell death and presentation of oncogenic neoantigens
- Depletion of suppressor cells[5]
- Increase susceptibility to cytotoxic T-lymphocytes

[1]Song et al. (Mol Ther (2007) 15(8):1558-1563)
[2]Wang et al., Cell. 2016; 165(5): 1092–1105
[3]Mantovani et al., J Exp Med. 2015;212(4):435–445
[4]Ahmed et al., Mol Aspects Med. 2014;39:110–25
[5]Weir et al., Cancers (Basel) (2011) 3(3):3114-3142 Emens et al., Cancer Immunol Res (2015) 3(5):436-443)

A Maturing Modality with Phase 3 Companies Validating OV Potential

GENELUX

Next Generation Regional & Systemic Administration

Best-in-Class
Potential across multiple tumor types

Phase 2 Ovarian Cancer
Apparent tumor re-sensitization to platinum-based therapy

Phase 1b Solid Tumors
Dose-dependent mOS in primary & metastatic lung-diseased patients after multiple IV doses

Potential Clinical Advantages of Olvi-Vec

- ✓ Systemic Dosing and Redosing
- ✓ Target & Treat Metastatic Diseases
- ✓ Robust Immune Activation Profile
- ✓ Broad spectrum of accessible tumor types
- ✓ Multiple Routes of Delivery
- ✓ Tumor Selectivity
- ✓ Strong immune activator
- ✓ Nonhuman Pathogen

Limitations of 1st Gen Viruses

- Limited to local delivery and scope of addressable cancers

AMGEN	Daiichi-Sankyo	CG Oncology
FDA/EMA Approval in Melanoma	PMDA Approval in malignant glioma	Phase 3 monotherapy trial [interim data] in bladder cancer

mOS: median overall survival

Regional Administration Program

Ovarian Cancer

Ovarian Cancer Program: Regional (Intraperitoneal) Delivery

Key Takeaways

- Phase 1 tested condensed dosing schedule and demonstrated tolerability with evidence of anti-tumor activity
- Phase 2 demonstrated promising Overall Response Rate (ORR) and Progression Free Survival (PFS), and clinical reversal of platinum resistance and refractoriness
- Phase 3 registrational trial ongoing with topline results expected in 2H, 2025

Completed and ongoing clinical trials in heavily pre-treated platinum resistant/refractory patients

Trial Sites Location / (#)	Clinical Stage	Design	Patients	Randomization	Status
US / (1)	Phase 1	Monotherapy (Dose Escalation)	11	Single Arm	Completed[1]
US / (2)	Phase 2	Combination (platinum-based regimen)	27	Single Arm	Completed[2]
US / (~30)	Phase 3	Combination (platinum-based regimen)	186	2:1	Enrolling[3]

[1] Manyam *et al.*, Gynecol Oncol. 2021;163(3):481-489.
[2] Holloway *et al.*, JAMA Oncol. 2023 Jul 1;9(7):903-908.
[3] Holloway *et al.*, Int J Gynecol Cancer. 2023 Sep 4;33(9):1458-1463.

Phase 1b: Anti-tumor Activity as Monotherapy Leading into Combination

Key Clinical Takeaways

- Median progression free survival (mPFS) of 6.1 months (median 4 prior lines; 95%CI: 2.2-NA) for the six patients in Cohort 1 virus monotherapy – the dose used in Phase 2.

  1. SOC-AURELIA regimen (1-2 prior lines)
     - mPFS: 6.7 mos
  2. ELAHERE (1-3 prior lines)
     - mPFS: 5.62 mos

- Cohort 2/3 dosing done exponentially higher with no MTD reached.

Olvi-Vec Monotherapy[1]

Patient Background & Study Treatment

- Heavily pre-treated PRROC patients with documented progressive disease
- Cohort 1 received a single cycle of intraperitoneal delivery on 2 consecutive days; total dose: $6x10^9$ pfu, same dose as Phase 1/2

Tolerability:

- No Dose Limiting Toxicity (DLT)
- No Maximum Tolerated Dose (MTD)
- No Grade 4 Adverse Events (AE)

Antitumor activity:

- Clinical Benefit Rate: 73% (8/11)
- 4/11 patients had >2x PFS relative to immediate prior chemotherapy

Translational Evidence:

- Activation of tumor-specific T cell response detected in blood
- Documented immune activation in tumor microenvironment with significant influx of TILs
- Favorable immune-related genetic signatures

[1] Manyam *et al.*, Gynecologic Oncology 163 (2021) 481 - 489

Completed Phase 2 Tested Olvi-Vec-primed Immunochemotherapy

Heavily Pretreated Patients with
Platinum-Resistant or Platinum-Refractory Ovarian Cancer

Key Inclusion Criteria

- High-grade serous, endometrioid or clear-cell ovarian cancer which includes: (1) platinum-resistant (recurrence or progression in < 6 months) or (2) platinum-refractory (progression while on platinum-based therapy) with at least two prior lines of therapy
- ECOG Performance status is at 0 or 1

Interventional Single Group Assignment
n=27

Design
Olvi-Vec via intraperitoneal infusion in multiple doses, after systemic chemotherapy administered with or without bevacizumab

Endpoints
Primary: Median progression-free survival (mPFS); Objective Response Rate (ORR) by RECIST 1.1 and by tumor biomarker Cancer Antigen-125.
Secondary: Median overall survival (mOS)

Data Presentations

1. 2020 Digital Annual Meeting of International Gynecologic Cancer Society

   Oral Plenary Session

2. JAMA Oncology

   Selected for Journal podcast series interview

OnPrime Phase 3 Trial

Ongoing Pivotal Phase 3 for the treatment of PRROC patients, using the same Experimental Arm treatment regimen

JAMA Oncology

Results of the VIRO-15 Phase 2 Trial were published in JAMA Oncology (Link)

Phase 2: Clinically-Meaningful Responses in Heavily Pretreated Patients

Key Clinical Takeaways

Promising ORR and PFS, and clinical reversal of platinum resistance and refractoriness among patients with PRROC

- All patients had documented progressive disease at enrollment
- The mPFS of the patients' immediately preceding line of therapy was ~4.5 months
- Based on historical data, the mPFS would be expected to decrease in the subsequent line of therapy

Overall Response Rate (ORR) & Progression-Free Survival (PFS)*

	ORR by RECIST1.1**	Duration of Response	ORR by CA-125	Median PFS	Median Overall Survival (OS)
All patients (n= 27) (95% CI)	**54%** (13◊/24◊◊) (33 - 74)	**7.6 mos** (3.7 - 9.6)	**85%** (22/26◊◊◊) (65 - 96)	**11.0 mos** (6.7 - 13.0)	**15.7 mos** (12.3 - 23.8)
Platinum-resistant (n=14) (95% CI)	**55%** (6/11) (26 - 84)	**7.6 mos** (3.7 - NA)	**85%** (11/13) (55 - 98)	**10.0 mos** (6.4 - NA)	**18.5 mos** (11.3 – 23.8)
Platinum-refractory (n=13) (95% CI)	**54%** (7/13) (27 - 81)	**8.0 mos** (3.7 - NA)	**85%** (11/13) (55 - 98)	**11.4 mos** (4.3 -13.2)	**14.7 mos** (10.8 – 33.6)

*Baseline for ORR & PFS evaluation is the timepoint immediately prior to starting post-Olvi-Vec carboplatin doublet +/- bevacizumab to allow direct comparison to historical data or patients' own previous line of chemotherapy

**Eligible for evaluation: with at least 1 measurable target lesion at baseline; including 2 patients without post-chemo scan after virotherapy, and therefore are assigned to the 'inevaluable for response' category per RECIST1.1

◊Including 3 unconfirmed; 2 in resistant and 1 in refractory groups

◊◊Three of 27 patients were not evaluable as defined by RECIST 1.1 criteria due to no measurable disease. However, these 3 patients were evaluable by the Gynecological Cancer InterGroup (GCIG) CA-125 criteria, showing 2 partial responses and 1 complete response as best response.

◊◊◊One of 27 patents was not evaluable by GCIG CA-125 criteria. However, this patient was evaluable by RECIST 1.1, showing stable disease as best response.

Demonstrated Deep and Durable Tumor Shrinkage

Key Clinical Takeaways

Refractory patients performed as well as resistant patients

Tumor Shrinkage

- Overall, 86% of PRROC patients showed tumor reduction, with 91% of platinum-refractory patients showing tumor reduction
- Four patients had 100% reduction of target lesions (two with confirmed CR), including two platinum-refractory patients

Duration of Response (DOR)

- DOR of 7.6 Months in all platinum-Resistant patients
- DOR of 8.0 Months in platinum-refractory patients

Tumor Shrinkage



15A-18
15B-09
15B-19
15A-19
15A-27
15A-38
15B-18
15A-06
15A-30
15A-23
15B-01
15A-29
15A-05
15A-37
15B-17
15A-22
15A-16
15A-09
15A-25
15B-15
15A-31
15A-34
133 24 58 81 62 132 19 46 45 53 129 31 253 70 124 48 145 65 138 83 82 12
Baseline tumor burden as Sum of Longest Diameter of target lesions (mm)
Change of target lesion size (% change of SLD)
100
80
60
40
20
0
-20
-40
-60
-80
-100
-30% partial response
platinum-resistant
platinum-refractory

Duration of Response



OR (CR or PR)
SD
PD
Time (days)
0
60
120
180
240
300
360
420
480
540
Best change of target lesions from baseline (%)
60
40
20
0
-20
-40
-60
-80
-100
-30% partial response

Olvi-Vec-Primed Immunochemotherapy Overcomes “Refractoriness”

Exemplary platinum-refractory patients, after platinum re-challenge,
achieved PFS exceeding any prior lines

15B-01:
- Stage IIIB papillary serous
- ECOG: 0
- BRCA negative
- PD-L1 negative

Overall Survival: 23.2 Months



Failed 10 Prior Lines
PFS (mos)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
8.7
3.7
4.0
1.4
12.0
10.9
3.0
5.4
1.4
9.3
15.5
R#1: taxol + carbo
R#2: Doxil + carbo
R#3: Avastin
R#4: cisplatin + Gemzar
R#5: Tamoxifen + Provera + etoposide
R#6: Tamoxifen + Megace + Femara
R#7: etoposide
R#8: topotecan
R#9: carbo
R#10: Rubraca
R#11: Olvi-Vec + C/Bev
Regimens

15B-15:
- Stage IIIB high-grade serous
- ECOG: 0
- BRCA negative
- PD-L1 negative

Overall Survival: 12.3 Months



Failed 6 Prior Lines
PFS (mos)
12
10
8
6
4
2
0
8.1
6.1
5
3
2
2
10.3
R#1: carbo + taxol
R#2: olaparib + cediranib
R#3: Gemzar + IMGN853
R#4: Doxil+Bev
R#5: topotecan
R#6: cisplatin + Gemzar
Olvi-Vec-primed C/Bev
Regimens

15B-17:
- Stage IIIC high-grade serous
- ECOG: 1
- BRCA negative

Overall Survival: 15.7 Months



Failed 7 Prior Lines
PFS (mos)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
6.0
3.0
3.0
6.5
6.0
1.8
0.3
11.5
R#1: Carbo + Gemzar/Doxil
R#2: Niraparib
R#3: Cytoxan + Bev
R#4: Taxol + Bev
R#5: Pembrolizumab
R#6: SC003
R#7: Carbo + Doxil
R#8: Olvi-Vec-primed C/Bev
Regimens

Durable Survival Benefit

Key Clinical Takeaways

Encouraging mOS and Long-term survival data

20% long-term survivors consistent with clinically beneficial immunotherapies

- On a median 5th line of treatment, VIRO-15 Phase 2 patients achieved a mOS of 15.7 mos
- 4 of 6 long-term survivors were platinum-refractory at enrollment

Prognosis Worsens with each Successive Line			
Historical Data[1]			ELAHARE[2]
2nd line	21.1 mOS	(95% CI, 17.8-24.4)	18.7 mOS (2nd/3rd)
3rd line	12.9 mOS	(95% CI, 10.4-14.6)	
4th line	9.8 mOS	(95% CI, 7.1-12.25)	11.6 mOS
5th line	Not reported		N/A

[1]Bookman et al., Gynecol Oncol. 2017;146(1):58-63
[2]SORAYA P3 Trial Result; SGO Annual Mtg, Mar 2023

Meaningful Clinical Benefit in Heavily Pre-treated Patients VIRO-15		
5th line (med)	15.7 mOS	(95% CI, 12.3-23.8)

Durable Benefit: ~ 20% long-term survivors
(median follow-up time: 47.0 mos)



OS, proportion
1.0
0.8
0.6
0.4
0.2
0.0
0
10
20
30
40
50
60
Month
Number at risk
27 21 10 6 4 2 2

Seeking to Reset Life Clock of Heavily Pre-treated Patients

Key Clinical Takeaways

Olvi-Vec addresses a broad and underserved pool of patients

- Olvi-Vec trial inclusion criteria allows patients regardless of
  (i) tumor biomarkers,
  (ii) platinum refractory tumors, or
  (iii) number of prior lines of treatment (i.e., no cap)
- Olvi-Vec Phase 2 results approach results in less pre-treated platinum-sensitive patients

While clinical remissions are obtainable, a majority of patients will relapse. Genelux looks to take an all-comers approach



100%
80%
60%
40%
20%
0%
54%
85%
77%
RECIST1.1
CA-125
PFS-6-month

Study	# or prior lines	Regimen
Platinum-resistant / refractory patients		
AURELIA[1]	≤ 2 prior lines	Chemo + Avastin (i.e., CT+Bev)
B-GEMOX[2]	1-2 (21%), 3-4 (63%), ≥ 5 (16%)	Oxali + Gem + Avastin
FORWARD II[3]	Median 3 prior lines	Mirvetuximab soravtansine + pembrolizumab (median/high FRα group)
VB-111[4]	≤ 3 prior lines	VB-111 + paclitaxel
JAVELIN-200	≤ 3 prior lines	Avelumab + PLD
TOPACIO[5]	≤ 4 prior lines	Niraparib + pembrolizumab
VIRO-15	**Median 4 prior lines**	**Olvi-Vec / Chemo ± Avastin**
Platinum-sensitive patients		
OCEANS[6]	*No prior chemo in recurrent setting*	Carbo + Gem + Avastin

References
(1) Pujade-Lauraine *et al.*, J Clin Oncol 2014;32:1302-1308.
(2) Ikeda *et al.*, Int J Gynecol Cancer 2013;23:355-360.
(3) Matulonis *et al.*, ESMO 2018.
(4) Arend *et al.*, Gynecol Oncol. 2020;157:578-584.
(5) Konstantinopoulos *et al.*, J Clin Oncol 2018;36(S15)106.
(6) Aghajanian *et al.*, Gynecol Oncol. 2015;139(1):10–16.

Footnote: As the data presented is based on a cross-trial comparison and not a head-to-head clinical trial, such comparisons may not be reliable due to differences in study protocols, conditions and patient populations. Accordingly, cross-trial comparisons may not be reliable predictors of the relative efficacy or other characteristics of our candidates compared to others presented.

Phase 3 Pivotal Trial Design Founded on Phase 2 Trial Design & Results

Trial design intends to replicate previous data showing anti-tumor activity of Olvi-Vec and reversal of platinum resistance.

Key Inclusion Criteria

- High-grade serous, endometrioid, or clear-cell ovarian cancer
- Platinum-resistant or -refractory disease
- Received prior bevacizumab (or biosimilar) treatment
- Received a minimum of 3 prior lines of systemic therapy with no maximal limit
- Performance status ECOG is at 0 or 1, and life expectancy of at least 6 months

Multi-center, randomized open-label[1]
n=186

Experimental Arm
Olvi-Vec and Platinum + single agent chemo + Bevacizumab, followed by maintenance therapy

Active Comparator Arm [2]
Single-agent chemo (+ optional platinum) + Bevacizumab, followed by maintenance therapy

Topline results expected in 2H, 2025

Primary Endpoint

Progression-Free Survival

Key Secondary Endpoints

1. Treatment-emergent AEs
2. Duration of Response (DOR)
3. Overall Response Rate (ORR)
4. Overall Survival (OS)

A platinum resensitizing agent is a long-standing desirable and highly demanded mechanism of action of Gyn-Oncs, their so-called "Holy Grail".[3]

[1] International Journal of Gynecological Cancer, Holloway RW, et al. 2023;33:1458–1463.
[2] Protocol amended to make platinum optional in the Active Comparator Arm with intent to implement upon receipt of IRB approvals.
[3] Journal of Investigative Medicine High Impact Case Reports, Volume 6: 1–3, 2018 DOI: 10.1177/2324709618760080J ournals.sagepub.com/home/hic

Self Launch Olvi-Vec for Ovarian Cancer in the US

Drivers of Market Penetration

Partnerships

Leverage partnership with GOG Foundation

- Preeminent US-based cooperative group in Gynecologic Oncology
- Composed of leading KOLs in the field
- Partners in the OnPrime/GOG-3076 Phase 3 registration trial

Self-Manufacturing

Large-Scale cGMP Manufacturing

- Control of Production Schedule
- Attractive COGs
- Ability to scale up modular process

Patients

Underappreciated Population

- ~238,484 Ovarian Cancer Patients in the US[1]
- 70-80% will relapse with few therapeutic options
- Limited number of Gyn-Oncs enabling specialty sales team

Reimbursement

Compelling Value Proposition for Payors

- Significant unmet medical need
- Combination with generic/biosimilars
- Future label expansion

[1]NIH Ovarian Cancer Fact Sheet

Systemic Administration Programs

Lung Cancers

Systemic Administration Program

Key Takeaways

- Funding commitment by Newsoara of the US-based Genelux Phase 2 trial in NSCLC
- Genelux has worldwide commercial rights (ex-Greater China) to all clinical data generated in China[1]
- All patients in these trials will be treated systemically and have previously failed platinum-based therapy

Expected Milestones

- Ph2 NSCLC: Initiate 1H, 2024
- Ph1b SCLC: Interim readout 2H, 2024

[1] Newsoara has development and commercialization rights in Greater China

Ongoing and Planned Clinical Trials

Sponsor	Trial Sites	Indication	Clinical Stage	Patients (est.)	Randomization	Status
	US	Recurrent/platinum-ICI failure NSCLC	Phase 2	~142	1:1	Regulatory Submission
NEWSOARA	China	Recurrent/platinum failure SCLC	Phase 1b/2	~110	Single Arm	Enrolling
		Recurrent/platinum failure OC	Phase 1b/2	~150	2:1	Regulatory Submission
		Recurrent/platinum-ICI failure NSCLC	Phase 1b/2	~150	2:1	Planned

Systemic Administration Demonstrated Dose-dependent OS Benefit

Key Clinical Takeaways

Demonstrated feasibility and clinical benefit of multiple IV cycles

- Median 5 prior lines of therapy
- Regimen: various dosing levels and schedules (typically over 4-6 months)
- Well tolerated: no-MTD reached with one DLT
- Duration of Treatment (DoT): Higher cumulative-dose patients assigned to cohorts with DoT shorter than (condensed schedule) or equal to the DoT of patients assigned to lower cumulative-dose cohorts
- Clinical Benefit: statistically significant virus dose-dependent OS benefit in primary and metastatic lung diseases

Dose Escalation Phase 1b Monotherapy Study in Solid Tumors Progressed from Last Prior Therapy



Dose escalation study
Group B
Group A
Patient



Group
A
B
Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
10
20
30
40
50
OS_mos.
Number at risk
A 11 3 1 0 0 0
B 11 7 2 1 1 0

Group A : (n=11; **lower-dose group** with TCD ranging from 2×10^5 pfu - 2×10^9 pfu)
Group B : (n=11; **higher-dose group** with TCD ranging from 3×10^9 pfu - 3×10^{10} pfu)

Groups lower vs higher TCD:
median Overall Survival at **4.6 months** (95% CI: 1.3 – 11.0) vs **16.8 months** (95% CI: 5.9 – NA); **$p = 0.026$**; a statistically significant clinical benefit favoring the higher dose group.



Dose escalation study
Group B'
Group A'
Patient



Group
A'
B'
Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
OS_mos.
Number at risk
A 5 2 2 0 0
B 5 5 5 3 1

Group A': (n=5; **lowest-dose group** with TCD ranging from 2×10^5 pfu - 1×10^6 pfu)
Group B': (n=5; **highest-dose group** with TCD ranging from 1×10^{10} pfu - 3×10^{10} pfu)

Groups lowest vs highest TCD:
median Overall Survival at **4.6 months** (95% CI: 2.7 – NA) vs **20.9 months** (95% CI: 16.8 – NA); **$p = 0.002$**; a statistically significant clinical benefit favoring the highest dose group.

The ROYAL MARSDEN NHS Foundation Trust
UNIVERSITY OF SURREY
ICR The Institute of Cancer Research

Systemic Administration + Chemo Generated Encouraging Data

Key Clinical Takeaways

Anti-tumor effect of IV Immunochemotherapy

- High and Condensed Dosing (single cycle: bolus infusion on 5 consecutive days)
- Well tolerated: No DLT or MTD reached
- Monotherapy: Anti-tumor effects
- Combination therapy: Virus treatment revitalized tumors to subsequent chemotherapy with prolonged PFS and OS

AdventHealth | Cancer Institute : Expanded Access Program

Platinum refractory metastatic cervical cancer with lung mets

Case Report (Pt #21A-06)

- Received 5 consecutive daily i.v. doses
  - Transient adverse reactions: fever, nausea, bone pain (Hx arthritis)
  - Stable disease with no tumor size increase



SLD of nontarget lesions (mm)
55
53
51
49
47
45
43
41
39
37
35
PD at baseline
SD at Wk 24
11/2017
20/2018
/1/2018
10/2018

- Chemotherapy after disease progression
  - Partial Response
  - PFS: 70+ Weeks
  - OS: 53.4 Months

High-grade pancreatic cancer with lung & liver mets

Case Report (Pt.#21A-04)

- Received 5 consecutive daily i.v. doses
  - Transient adverse reactions: fever, nausea
  - 59% drop of CA19.9 tumor biomarker and Objective Response per RECIST, with PFS of 18 weeks



Best change (%) of target lesion sizes from baseline by RECIST
Wk 7
0
-5
-10
-15
-20
-25
-30
-35
-40
Partial response

- Chemotherapy after disease progression
  - 83% drop of CA 19.9
  - Partial Response by RECIST
  - PFS: 31 wks

Phase 2 Trial in Recurrent Non-small Cell Lung Cancer

Patients with Non-small Cell Lung Cancer after First Progression while on Front-Line Immune Checkpoint Inhibitor-based Maintenance

Key Inclusion Criteria

- Advanced or metastatic NSCLC: Stage III or Stage IV
- Nonsquamous or squamous disease
- Without known targetable alterations in EGFR, ALK or ROS1
- Prior failure of platinum-containing chemotherapy and an immune checkpoint inhibitor

Multi-center, randomized open-label
n=~142

Experimental Arm
Olvi-Vec and Platinum-doublet + Immune Checkpoint Inhibitor (ICI), followed by ICI-based maintenance therapy

Active Comparator Arm
Docetaxel
(crossover allowed after progression)

Expected to initiate in 1H, 2024

Primary Endpoint

Progression-Free Survival

Key Secondary Endpoints

1. Overall Response Rate (ORR)
2. Overall Survival (OS)
3. 6-month progression free survival
4. Duration of Response (DOR)
5. Disease Control Rate

Phase 1b/2 Trial in Recurrent Small Cell Lung Cancer

Heavily Pretreated Patients with
Platinum-Relapse or Platinum-Refractory Small Cell Lung Cancer

Key Inclusion Criteria

- Prior failure of platinum-containing chemotherapy and/or immunotherapy, platinum-containing chemotherapy and/or Anlotinib with disease progresses or relapses.
- ECOG Performance status is at 0 or 1

Multi-center, randomized open-label
n=~110

Design
Olvi-Vec via multiple consecutive day intravenous doses, followed by systemic administered of platinum and etoposide

Interim results expected in 2H, 2024

Phase 1b Endpoints

Primary Endpoint
- Safety and tolerability

Secondary Endpoints
- ORR by RECIST 1.1
- Progression-free Survival (PFS)
- Duration of Response (DoR)
- Disease Control Rate (DCR)

Phase 2 Endpoints

Primary Endpoint
- ORR by RECIST 1.1 (by investigator and by BICR)

Secondary Endpoints
- Safety
- Progression-free Survival (PFS)
- Duration of Response (DoR)
- Disease Control Rate (DCR)

Industry Collaboration with Newsoara BioPharma Co., Ltd


GENELUX
NEWSOARA
恒翼生物医药

NEWSOARA
HIGHLIGHTS

7 Pipelines
12 Indications

5 Phase IIb/III
2 Phase II

Top 10 Blue-chip Biotech Investors



Benny Li, PhD
Founder and Chief Executive Officer
20+ yrs. global and China local pharma
Former VP, GM of Takeda China Development Center and SVP, Executive GM of R&D at Hansoh Pharmaceuticals
Former Head of Clinical Development & Medical Affairs in Asia at Alcon/Novartis

Newsoara has paid $11M to date and GNLX is eligible for additional development, regulatory and sales milestone payments and up to mid-double-digit percentages royalties on net sales

V2ACT Therapeutics LLC: Joint Venture between GNLX and TVAX BioMedical

Key Trial Takeaways

V2ACT Immunotherapy, combines an oncolytic immunotherapy and adoptive cell therapy

- Induces an acute inflammatory response in the tumor and converts tumor microenvironment from immunosuppressive to immunostimulatory;
- Anticipated to enhance effect of neoantigen specific effector T cells

V2ACT Therapeutics is a joint venture between Genelux Corporation and TVAX Biomedical, Inc. established to develop and test V2ACT.

Vaccination increases the numbers of neoantigen-specific T cells in the body and Olvi-Vec kills cancer cells and potentiates T cells by increasing cancer tissue receptivity to adoptively transferred neoantigen-specific effector T cells.

Technology	TVI Adoptive Cell Therapy	Olvi-Vec Oncolytic Immunotherapy
Patients Dosed	~ 130	~ 150
Regulatory	Fast Track Designation / FDA Grant - glioblastoma	Phase 3 enrolling - ovarian

Novel IO modality: United States Patent No. 11,633,442, issued in April 2023

Choice Platform Library: 500+ Vectors with 110+ Transgenes

Engineered and selected clonal isolated (non-GMO) viral strains identified from *in vitro* and in *vivo* selection criteria

Virus-encoded transgenes

Therapeutic Genes

Cell Growth & Differentiation Regulators · *Hormones*
Metastasis Suppressor Genes · *Cell Matrix Degradative Genes*

Immune Modularity

Immune Regulators · *Superantigens*
Cytokines / Chemokines

Therapeutic Antibodies

Single-chain Antibodies

✓ ***In vitro & in vivo tested: GLP Tox ready***

Immune Modularity Molecules

- *IL-6/sIL-6R*
- *IL-24*

Cell Growth & Differentiation Regulators

- *BMP-4*

Cell Matrix-Degradative Genes

- *hMMP9*

Clonal Isolated Strains (non-GMO)

- LIVP1.1.1
- LIVP5.1.1
- V-VET1 (LIVP6.1.1)
- Cop15.1.1

Single-Chain Antibodies

- Anti-VEGF
- Anti-PD-1
- Anti-FAP
- Anti-PD-L1
- Anti-DLL4
- Anti-CTLA4
- Anti-αvβ3-integrin

Intellectual Property: Market Exclusivity & Freedom to Operate

Patent Portfolio: 33 issued patents & 7 pending; Olvi-Vec covered by Composition of Matter (2031*) and Manufacturing (2038)

Olvi-Vec: No third-party royalties due

Long Duration of Regulatory / Marketing Exclusivity

Strong IP & Regulatory Designations

*Reflects Patent Term Extension

Integrated R&D and Manufacturing Capabilities For Phase 3 And Launch

Key Takeaways

Facilities and Operations based in Southern California

GMP Manufacturing
- Large-scale manufacturing process
- Capacity for clinical studies and commercial launch needs

Translational Research
- Clinical Science capabilities to support development program
- Process development capabilities to support manufacturing

Headquarters
- Executive Office suite
- Right of First Refusal on 16,338 Sq. Ft of adjacent office space for build-out of Commercialization, Development & G&A functions


Headquarters
Westlake Village, CA, USA
(~4,050 SF)
cGMP Manufacturing Facilities
San Diego, CA, USA
(14,000+ SF)
Clinical Science and
Process Development
San Diego, CA, USA
(~6,900 SF Lab Facilities)

Facilities and Operations: Based in Southern California

Accomplished Leadership Team

Executive Team



Thomas Zindrick, JD
Chief Executive Officer



Lourie Zak
Chief Financial Officer



Paul Scigalla, MD, PhD
Chief Medical Officer



Sean Ryder, JD
General Counsel

Board of Directors

THOMAS ZINDRICK, JD
Chairman of the Board

JAMES L. TYREE, MBA
Lead Independent Director

MARY MIRABELLI, MBA
Director

JOHN THOMAS, MBA, PhD
Director

JOHN SMITHER, CPA (Inactive)
Director

Operations & R&D



Tony Yu, PhD
SVP, ClinDev



Joseph Cappello, PhD
Chief Technical Officer



Caroline Jewett
Head, Quality



Ralph Smalling
Head, Regulatory Affairs



Qian Zhang, MD, PhD
VP, Clinical Sciences



Cathy Gust, PhD
VP, Program Mgmt

Genelux Has Executed on Multiple Milestones and is Positioned for the Future

Expected Operating Runway into 2Q 2025 – Regular Cadence of Important Program Milestones starting 2H, 2024

Executed Milestones

- ☑ Executed on go public strategy and follow on, $41.7M raised
- ☑ Initiation of Phase 3 Trial in PRROC
- ☑ Phase 2 results published in JAMA Oncology
- ☑ Collaboration and License agreement with Newsoara
- ☑ Initiation of Phase 1b/2 trial in recurrent SCLC (China)
- ☑ Issuance of V2ACT US Patent



2024
2025
2026
1H, 2024
Expected to Initiate Phase 2 trial in NSCLC (IV route)
2H, 2024
Expected Interim readout in recurrent SCLC Phase 1b/2 trial (IV route)
2H, 2025
Topline results expected in PRROC Phase 3 registration trial
Milestones and Goals
Initiate Phase 1/2 trial of V2ACT
Initiate Phase 1b/2 trial in recurrent ovarian cancer (IV route)
Enter additional regional development & commercial partnership(s) and platform collaborations

GENELUX

Redefining Immuno-Oncology

Corporate Presentation | May 2024

Appendix

Accomplished Clinical Advisory Board

Medical Director, Gynecologic Oncology, AdventHealth Cancer Institute		**Robert Holloway, MD** CHAIRMAN	Dr. Holloway is the principal investigator for VIRO-15 and has served on several committees of the Society of Gynecologic Oncology (SGO), including its Board of Directors.
Chief Medical Officer, Vanium Group		**Robert Coleman, MD**	Dr. Coleman currently serves on the Board of Directors of Gynecologic Oncology Group and is co-Director of GOG-Partners. In addition, he is immediate Past-President of the International Gynecologic Cancer Society.
Co-Director, Gynecologic Oncology, Hoag Memorial Hospital Presbyterian		**Albert A. Mendivil, MD**	Dr. Mendivil, site principal investigator for VIRO-15, serves as Co-Director of Gyn- Onc and Complex Pelvic Surgery, Hoag Hospital. He has been the principal investigator or site sub-investigator on 20+ clinical trials.
Deputy Director of the University of Cincinnati Cancer Institute		**Thomas J. Herzog, MD**	Dr. Herzog is President of the GOG Foundation. He has served on the leadership board or council of SGO, the Foundation for Women's Cancer, and ACOG.
Professor and Division Director, Ohio State University Comprehensive Cancer Center		**David M. O'Malley, MD**	Dr. O'Malley is the clinical trial advisor/lead for ovarian cancer within GOG Partners, a committee member for the NCI Gynecologic Cancer Steering Committee's Ovarian Task Force and the NRG Oncology.
Forsythe & Bear, LLC		**Alan Forsythe, PhD**	Dr. Forsythe has had a distinguished career in pharmaceutical drug development. As Vice President of Corporate Biomedical Information at Amgen, Alan led the Biostatistics, Epidemiology and HOER depts.

Olvi-Vec-primed Immunochemotherapy Anti-tumor Activity: CA-125 Biomarker

Rapid, Common and Durable Responses

CA-125 Decrease

- **All PRROC Patients: 96% (25/26)**
- **Platinum refractory patients: 85% (11/13)**



Correlate CA-125 dynamics to Best Overall Response by RECIST1.1
Best response by RECIST:
PD
SD
Objective Response (CR or PR)
Pending or not evaluable
Days
-50% response
CA-125 change (%)

- All 11 patients with > 90% decrease of CA-125 achieved RECIST response
- RECIST responses correlate to CA-125 responses (p = 0.007)

ORR by CA-125

- **All PRROC Patients: 85% (22/26)**
- **Platinum refractory patients: 85% (11/13)**



15A-32
15A-18
15A-27
15B-17
15B-18
15A-38
15B-12
15B-01
15B-13
15A-29
15A-31
15B-15
15A-25
132
75
126
742
2059
610
1524
2070
3391
2768
75
65
1097
767
970
3551
388
491
87
293
2387
1201
4447
993
501
850
Baseline CA-125 value (U/mL)
Best change of CA-125 (%)
-50% response
platinum-resistant
platinum-refractory

Olvi-Vec-Primed Immunochemotherapy Overcomes "Refractoriness"

Exemplary platinum-refractory patients, after platinum re-challenge, achieved ***PFS exceeding any prior lines***

15B-15:
- Stage IIIB high-grade serous
- ECOG: 0
- BRCA negative
- PD-L1 negative

Overall Survival: 12.3 Months



Failed 6 Prior Lines
PFS (mos)
12
10
8
6
4
2
0
8.1
6.1
5
3
2
2
10.3
R#1: carbo + taxol
R#2: olaparib + cediranib
R#3: Gemzar + IMGN853
R#4: Doxil+Bev
R#5: topotecan
R#6: cisplatin + Gemzar
Olvi-Vec-primed C/Bev
Regimens



Pt.15B-15 (primary platinum-refractory HGSOC)
Target lesion SLD per RECIST1.1 (mm)
CA-125 (U/mL)
Start of Chemo/Bevacizumab
Olvi-Vec
Partial respone by RECIST
Partial response by CA-125
160
140
120
100
80
60
40
20
0
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
10/1/2018
11/1/2018
12/2/2018
1/2/2019
2/2/2019
3/5/2019
4/5/2019
5/6/2019
6/6/2019
7/7/2019
8/7/2019
9/7/2019

Olvi-Vec Monotherapy Demonstrated Oncolysis and Immune Activation

Data from Phase 1b Monotherapy portion of VIRO-15 trial

Key Takeaways

Olvi-Vec monotherapy shows decreased tumor cells and increased immune activation

- Olvi-Vec treatment was able to dramatically decrease or eliminate tumor cells in multiple patient samples
- The Activation of Immunosurveillance by Olvi-Vec after 2 doses was seen in multiple cavities as monotherapy



(Pt.#15A-01)
Olvi-Vec Treatment on Days 3 & 4
baseline
Day 5
Day 10
Clusters of tumor cells
Limited immune cells
Drastic reduced tumor cells
Large increase of immune cells
Oncolysis
Immune activation



(Pt.#15A-11)
Elimination of Cancer Cells after Increased Lymphocyte Infiltration in different cavities
peritoneal fluid
pleural fluid
Prior to 1st dose
W2D9
Tumor cell clusters present
W2D12
W2D15
Robust lymphocyte count increase
W2D17
W2D17
Tumor cell clusters absent

CD8+ T-cells: Infiltrating Lymphocytes are Prognostic for Response/Survival

Data from Phase 1b Monotherapy portion of VIRO-15 trial

Olvi-Vec Induced Infiltration of CD8+ cells into Tumors

Pre-Olvi-Vec

Post-Olvi-Vec (prior to subsequent chemotherapy)


Pt# 15A-16
Pt# 15A-18
Pt# 15A-23
CD4
CD8
100µm
CD4+
CD8+

Endogenous TILs (intra-tumoral and stromal) are very low in ovarian cancer, i.e., immunologically 'cold'.

Shift of CD8+ cells into epithelial tumor tissue

Baseline Screening

Post Olvi-Vec Treatment


Pt# 15A-16
Pt# 15A-18
Pt# 15A-23
HALO™ Infiltration Histogram
42
14
126
45
107
69
705
146
494
109
135
28
Distance from interface (µm)
Inside Tumor
Outside Tumor

Long-lasting, Tumor-specific T cell Response Corresponds to Tumor Reduction

Data from Phase 1b Monotherapy portion of VIRO-15 trial

Key Takeaways

Off-the-Shelf Personalized Medicine: Single Agent generates Individualized Results

- Olvi-Vec induces favorable & long-lasting Tumor-specific T-cell Response (TSTcR) by ELISPOT analysis in patient in heavily treated patient w/ 9 prior regimens of chemo; no Tumor-specific T-cell response at baseline
- Documented OR from Olvi-Vec treatment after failure of last chemotherapy

Case Report (Pt #15A-05)

Heavily pre-treated:
9 prior regimens of chemo+Avastin;
no pre-existing tumor-specific T-cells

Post treatment:
Consequential amount (~3%) of all activatable T cells at Week 30 are tumor-specific T-cells



Confirms tumor-antigen presentation & immune activation/memory
IFN-gamma secreting cells / 100,000 PBMCs
10000
1000
100
50
40
30
20
10
0
No pre-existing tumor-specific T-cell response
Activation of tumor-specific T-cell response (TSTcR)
Baseline
Week 6
Week 30
Neg. Control (Ovalbumin)
Vaccinia Virus Lysate
Tumor lysate
Positive Control (PMA/ION)

Last Chemotherapy: Pemetrexed 3/30-5/18/2016
↓
Progressive disease (PD) (CT scans on 6/30/2016 & 8/30/2016)
↓
GL-ONC1 Tx
↓
Partial response (confirmed on Week 24 & 36; durable)
↓
Stable disease @ Week 48 (-27% compared to baseline)



SLD of target lesions over time
SLD (mm)
300
280
260
240
220
200
180
160
140
120
pemetrexed
No TSTcR
+ 90% PD
Olvi-Vec Administration
Confirmed TSTcR
- 34% PR
Wks
-24
0
18
36

Olvi-Vec: Ideal Backbone for Combination Therapy

Converts Tumor Microenvironment to Inflammatory "Hot Spot"

Induction of acute inflammatory cytokines (Th1-type related)

VIRO-15 Study



Fold-change from Baseline
IL-6
CRP
SAA
TNF-α
IL-15
TARC
IP-10
Baseline
W1D5
W2D10
W3D17

NCT01443260/TUE Study



Baseline

Massive inflammatory response after (C1D24) single dose of virus

Up Regulates Immunomodulatory Target Proteins, such as PD-L1

Endogenous PD-L1 expression in ovarian tumor is low, hence limiting target by anti-PD-1/PD-L1 therapy

Rodriguez-Freixinos et al. J Clin Oncol 36, 2018 (suppl; abstr 5595)



n=24
Percentage of cases
100%
80%
60%
40%
20%
0%
(4%)
(25%)
(46%)
PD-L1 expression
<1%
<20%
[20%-50%]
>50%

PD-L1: VIRO-15 Study (monotherapy)



Baseline

Post treatment (20d)
Strong PD-L1 staining at the tumor-stromal interface